EXECUTION COPY

Appointment of Successor Agent and Amendment No. 1

This Appointment of Successor Agent and Amendment No. 1 to the ABL Credit Agreement (as amended, replaced, amended and restated, supplemented or otherwise modified from time to time, the “ Credit Agreement”), dated as of July 6, 2007, by and among Dollar General Corporation, a Tennessee corporation (the “ Parent Borrower”), the Subsidiary Borrowers parties thereto (the “Subsidiary Borrowers”), the lending institutions from time to time parties thereto (the “ Lenders”), Goldman Sachs Credit Partners L.P., Citicorp North America, Inc., Lehman Brothers Inc. and Wachovia Capital Markets,  LC, as Joint Lead Arrangers and Bookrunners, The CIT Group/Business Credit, Inc. (“ CIT”), as Administrative Agent and Collateral Agent, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as Documentation Agents (this “ Amendment”) is entered into as of July 31, 2009, by and among CIT, Wells Fargo Retail Finance, LLC (“ Wells Fargo”), the Parent Borrower, the Subsidiary Borrowers and the Lenders signatory hereto.

RECITALS

WHEREAS, the Parent Borrower has requested that CIT resign as Administrative Agent and Collateral Agent (in such capacity, the “ Former Agent”) under the Credit Documents, and as Swingline Lender and a Letter of Credit Issuer, and CIT has agreed to such request, subject to the terms and conditions set forth herein;

WHEREAS, Wells Fargo desires to accept its appointment as Administrative Agent and Collateral Agent under the Credit Documents (in such capacity, the “ Successor Agent”) and to be Swingline Lender and Letter of Credit Issuer;

WHEREAS, CIT and the Parent Borrower have requested that the Credit Agreement be amended to provide for the termination of the Revolving Credit Commitments of CIT and that the Required Lenders consent to such termination;

WHEREAS, the Required Lenders have consented to the appointment of Wells Fargo as Successor Agent, and as successor Swingline Lender and Letter of Credit Issuer and the termination of the Revolving Credit Commitments of CIT  as set forth herein.

NOW THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.

Defined Terms.

Terms used but not defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

2.

Resignation of CIT; Appointment of Wells Fargo as Successor Administrative Agent and Collateral Agent, Swingline Lender and Letter of Credit Issuer.

(a)

Effective as of the Administrative Agent Effective Date or Collateral Agent Effective Date (each as defined below), as applicable, and subject to the terms and conditions contained herein, CIT hereby resigns as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer under the Credit Agreement and the other Credit Documents

(a)

The Required Lenders hereby appoint Wells Fargo as the successor Administrative Agent under the Credit Agreement and each other Credit Document pursuant to Section 12.9 of the Credit Agreement, effective as of July 31, 2009 (the “ Administrative Agent Effective Date”). Such appointment is and shall be binding on all Lenders and the other Secured Parties. The Parent Borrower consents to such appointment of Wells Fargo as the successor Administrative Agent under the Credit Agreement and the other Credit Documents.  Wells Fargo hereby accepts such appointment as the successor Administrative Agent under the Credit Agreement and each other Credit Document, and agrees to serve in such capacity pursuant to the relevant terms of the Credit Documents.  The Required Lenders and the Parent Borrower hereby confirm that, on and after the Administrative Agent Effective Date, the Successor Agent shall have all rights, protections, duties and powers of the Administrative Agent under the Credit Agreement and the other Credit Documents, and CIT shall be discharged from all of its duties and obligations as Administrative Agent under the Credit Agreement and the other Credit Documents.

(b)

The Required Lenders hereby appoint Wells Fargo as the successor Collateral Agent under the Credit Agreement and each other Credit Document pursuant to Section 12.9 of the Credit Agreement, effective upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices in each case as set forth on Exhibit A hereto (the date on which such appointment becomes effective, the “ Collateral Agent Effective Date”).  Such appointment is and shall be binding on all Lenders and the other Secured Parties.  The Parent Borrower consents to such appointment of Wells Fargo as the successor Collateral Agent under the Credit Agreement and the other Credit Documents.  Wells Fargo hereby accepts such appointment as the successor Collateral Agent under the Credit Agreement and each other Credit Document, and agrees to serve in such capacity pursuant to the relevant terms of the Credit Documents.  The Required Lenders and the Parent Borrower hereby confirm that, on and after the Collateral Agent Effective Date, the Successor Agent shall have all rights, protections, duties and powers of the Collateral Agent under the Credit Agreement and the other Credit Documents, and CIT shall be discharged from all of its duties and obligations as Collateral Agent under the Credit Agreement and the other Credit Documents, except as otherwise expressly provide for herein.

(c)

Effective as of the Administrative Agent Effective Date, pursuant to Section 12.9 of the Credit Agreement, Wells Fargo shall replace and succeed to the rights, duties and benefits of CIT as Swingline Lender and Letter of Credit Issuer.  The Parent Borrower consents to such appointment of Wells Fargo as the successor Swingline Lender and Letter of Credit Issuer under the Credit Agreement and the other Credit Documents.  The Required Lenders and the Parent Borrower hereby confirm that, on and after the Administrative Agent Effective Date, Wells

Fargo shall have all rights, protections, duties and powers of the Swingline Lender and Letter of Credit Issuer under the Credit Agreement and the other Credit Documents, and CIT shall be discharged from all of its duties and obligations as Swingline Lender and Letter of Credit Issuer under the Credit Agreement and the other Credit Documents.

3.

CIT Commitment Termination; Payment of Commitment Fee.

(a)

CIT, the Parent Borrower and the Required Lenders hereby agree that the Revolving Credit Commitments of CIT, as in effect on the date of this Amendment, shall be terminated and reduced to zero (the “ CIT Commitment Termination”) (with a corresponding permanent reduction of the Total Revolving Credit Commitment), effective as of July 31, 2009 (the “ Commitment Termination Date”).  The Lenders hereby waive the requirements of any provision of the Credit Agreement (including, without limitation, Section 4.2(a) of the Credit Agreement) that might otherwise be violated as a result of the CIT Commitment Termination.

(b)

Notwithstanding the CIT Commitment Termination, the Borrowers hereby agree to pay to CIT all accrued and unpaid Commitment Fees and Letter of Credit Fees through the Commitment Termination Date, which fees shall be payable on the next scheduled payment date thereof (under Sections 4.1(a) and (b) of the Credit Agreement, respectively) immediately following the Commitment Termination Date.  Such Commitment Fees and Letter of Credit Fees shall continue to constitute Obligations under the Credit Agreement and other Credit Documents, payable on a ratable basis with the other Lenders as if the CIT Commitment Termination had not occurred.

(c)

Notwithstanding the CIT Commitment Termination, CIT shall continue to be entitled to the benefits of a Lender under Section 13.5 of the Credit Agreement.

4.

Effective Date.

This Amendment shall become effective on the date (the “ Effective Date”) on which each of the following conditions precedent have been satisfied:

(a)

this Amendment shall have been executed and delivered by CIT, Wells Fargo (in its capacity as Successor Agent), the Parent Borrower and the Required Lenders; and

(b)

the Borrowers shall have paid to CIT all outstanding fees and expenses payable by the Borrowers to CIT, in its capacity as Administrative Agent, pursuant to the Credit Documents and provided an expense deposit to CIT (in each case as set forth in that certain letter agreement dated as of the date hereof by CIT to the Borrowers).

5.

Effect on Credit Documents.

(a)

As of the Administrative Agent Effective Date, (i)  all references in the Credit Documents to the Administrative Agent shall be deemed, where appropriate, to be references to the Successor Agent and all the rights, powers, duties and obligations of CIT, as Administrative Agent under the Credit Agreement and any other Credit Document are hereby, effective as of the

Administrative Agent Effective Date, vested in the Successor Agent as if it was originally named as Administrative Agent therein, (ii) all references in the Credit Documents to the Swingline Lender shall be deemed to refer to Wells Fargo in such capacity and all the rights, powers, duties and obligations of CIT, as Swingline Lender under the Credit Agreement and any other Credit Document are hereby, effective as of the Administrative Agent Effective Date, vested in the Wells Fargo in such capacity as if it was originally named as Swingline Lender therein, and (iii) all references in the Credit Documents to the Letter of Credit Issuer shall be deemed, where appropriate, to be references to Wells Fargo in such capacity and all the rights, powers, duties and obligations of CIT, as Letter of Credit Issuer under the Credit Agreement and any other Credit Document are hereby, effective as of the Administrative Agent Effective Date, vested in Wells Fargo in such capacity as if it was originally named as a Letter of Credit Issuer therein.

(b)

As of the Collateral Agent Effective Date, all references in the Credit Documents to the Collateral Agent shall be deemed, where appropriate, to be references to the Successor Agent.  All the rights, powers, duties and obligations of CIT, as Collateral Agent under the Credit Agreement and any other Credit Document are hereby, as of the Collateral Agent Effective Date vested in the Successor Agent as if it was originally named as Collateral Agent therein.

(c)

This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Parent Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as expressly amended hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.  Each of the parties hereto hereby agrees that this Agreement does not constitute an assumption by Successor Agent or Wells Fargo as Swingline Lender or Letter of Credit Issuer of any liability of the Former Agent, or former Swingline Lender or former Letter of Credit Issuer under the Credit Documents.  This Amendment shall in no way be construed as a novation of the Credit Documents.  Nothing herein is intended to be or shall constitute a release, cancellation or extinguishment of the obligations, rights or duties of any party other than the Former Agent, and CIT as Swingline Lender and Letter of Credit Issuer under the Credit Documents, but such obligations, rights and duties shall continue in full force and effect, as supplemented, modified and amended by this Amendment.

6.

Fees, Costs and Expenses.

In accordance with the Credit Documents, all commissions, fees, indemnities and other amounts payable to CIT, as retiring Administrative Agent and Collateral Agent, and Successor Agent, as the successor Administrative Agent and Collateral Agent, shall constitute Obligations of the Credit Parties under the Credit Documents.

7.

Indemnification.

CIT, as Former Agent, shall continue to be entitled to the indemnification and expense provisions of the Credit Documents as to any actions taken or omitted to be taken by it while it was, and as, Administrative Agent and Collateral Agent under the Credit Documents, including without limitation in connection with the transfer of its rights, responsibilities and duties to the Successor Agent.  The Successor Agent shall not have any liability for, and shall be held harmless in respect of, any claims, causes of action, liability, losses or damages arising in respect of events that occurred prior to the Administrative Agent Effective Date or Collateral Agent Effective Date, as applicable.

8.

Miscellaneous.

8.1

Notices.  From the Administrative Agent Effective Date or Collateral Effective Date, as applicable, any notice or other communication given or required to be given to the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document shall be sent to the address set forth below, or such other address as shall be designated by the Successor Agent as applicable in a written notice delivered in accordance with Section 13.2 of the Credit Agreement:

Wells Fargo Retail Finance, LLC

Jennifer Cann, Senior Vice President

One Boston Place, 18th Floor

Boston, MA 02108

(617) 854-7260

(617) 523-4032 (fax)

Jennifer.cann@wellsfargo.com

8.2

Further Assurances. The Former Agent agrees to take all actions reasonably requested by Successor Agent to facilitate the transfer of information to Successor Agent in connection with the Credit Documents.  Former Agent further agrees to execute and deliver such documents and take such other actions as may be reasonably requested by Successor Agent from time to time, at the expense of Successor Agent (but reimbursed by the Borrowers in accordance with Section 13.5 of the Credit Agreement), to assign or transfer any Collateral to Successor Agent, or to maintain the validity, perfection and priority of the Liens on the Collateral in favor of Successor Agent, and consents to the filing or recording or any documents in furtherance of such purposes, including, without limitation, the assignment or amendment of the Uniform Commercial Code financing statements listed on Exhibit A hereto.

8.3   Headings.  Section and subsection headings included herein are for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

8.4

Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.  Electronically transmitted signature pages may be used as if the same are originals.

8.5

Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/ Adam B. Davis
	Name:	Adam B. Davis
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Alan Strauss
	Name:	Alan Strauss
	Title:	Vice President

LENDERS:

UPS CAPITAL CORPORATION

By:	/s/ Michael O’Neal
Name:	Michael O’Neal
Title:	Senior Credit Officer

LENDERS:

Bank of America, N.A.

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Senior Vice President

LENDERS:

SunTrust Bank, N.A.

By:	/s/ Patrick Wiggins
Name:	Patrick Wiggins
Title:	Vice President

LENDERS:

Bayerische Landesbank, New York Branch

By:	/s/ Elke Videgain
Name:	Elke Videgain
Title:	Second Vice President

By:	/s/ Stephen T. Hill
Name:	Stephen T. Hill
Title:	First Vice President

LENDERS:

Fifth Third Bank

By:	/s/ Lisa R. Cook
Name:	Lisa R. Cook
Title:	Assistant Vice President

LENDERS:

Capital One Leverage Finance Corp.

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	SVP

LENDERS:

Keybank National Association

By:	/s/ Robert R. Conrad, Jr.
Name:	Robert R. Conrad, Jr.
Title:	SVP

LENDERS:

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc.

By:	/s/ Jennifer L. Mannila
Name:	Jennifer L. Mannila
Title:	Vice President

LENDERS:

Allied Irish Banks p.l.c.

By:	/s/ Martin Chin
Name:	Martin Chin
Title:	Senior Vice President

By:	/s/ Brent Phillips
Name:	Brent Phillips
Title:	Vice President

LENDERS:

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Matthew D. Potter
Name:	Matthew D. Potter
Title:	Vice President

LENDERS:

U.S. Bank National Association

By:	/s/ Sandra J. Evans
Name:	Sandra J. Evans
Title:	Senior Vice President

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Craig Winslow
Name:	Craig Winslow
Title:	Duly Authorized Signatory

LENDERS:

GE BUSINESS FINANCIAL SERVICES INC. (FORMALLY KNOWN AS MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.)

By:	/s/ Craig Winslow
Name:	Craig Winslow
Title:	Its Duly Authorized Signatory

LENDERS:

Citicorp North America, Inc.

By:	/s/ Thomas M. Halsch
Name:	Thomas M. Halsch
Title:	Vice President

DOLLAR GENERAL CORPORATION,
as Parent Borrower

By:	/s/ Wade Smith
Wade Smith, Treasurer

SUBSIDIARY BORROWERS:

DG LOGISTICS, LLC

By:	/s/ Wade Smith
Wade Smith, Treasurer

DG PROMOTIONS, INC.

By:	/s/ Wade Smith
Wade Smith, Treasurer

DG RETAIL, LLC

By:	/s/ Wade Smith
Wade Smith, Treasurer

DG TRANSPORTATION, INC.

By:	/s/ Wade Smith
Wade Smith, Treasurer

DOLGENCORP OF NEW YORK, INC.

By:	/s/ Wade Smith
Wade Smith, Treasurer

DOLGENCORP OF TEXAS, INC.

By:	/s/ Wade Smith
Wade Smith, Treasurer

DOLGENCORP, LLC (f/k/a DOLGENCORP, INC.)

By:	/s/ Wade Smith
Wade Smith, Treasurer

DOLLAR GENERAL PARTNERS

By:	Dollar General Corporations, General Partner

	By:	/s/ Wade Smith
Wade Smith, Treasurer

By:	DG Promotions, Inc., General Partner

	By:	/s/ Wade Smith
Wade Smith, Treasurer

SOUTH BOSTON FF&E, LLC

By:	/s/ Wade Smith
Wade Smith, Treasurer

SOUTH BOSTON HOLDINGS, INC.

By:	/s/ Wade Smith
Wade Smith, Treasurer

SUN-DOLLAR, L.P.

By:	South Boston Holdings, Inc., General Partner

	By:	/s/ Wade Smith
Wade Smith, Treasurer

By:	Dollar General Corporation, Limited Partner

	By:	/s/ Wade Smith
Wade Smith, Treasurer

Exhibit A
to
Appointment of Successor Agent and Amendment No. 1

UCC Assignments - CIT, as Assignor and Wells Fargo, as Assignee

Debtor/Jurisdiction	UCC File No.	UCC File Date
A. DC Financial LLC
Tennessee Secretary of State	207075829	09/12/2007
B. DG Logistics
Tennessee Secretary of State	207-065887	7/10/2007
C. DG Promotions, Inc.
Tennessee Secretary of State	207-065888	7/10/2007
D. DG Retail, LLC
Tennessee Secretary of State	207-065889	7/10/2007
E. DG Strategic I, LLC
Tennessee Secretary of State	309-015104	3/30/2009
F. DG Strategic II, LLC
Tennessee Secretary of State	309-015103	3/30/2009
G. DG Strategic III, LLC
Tennessee Secretary of State	309-015102	3/30/2009
H. DG Transportation, Inc.
Tennessee Secretary of State	207-065890	7/10/2007
I. DGC Properties LLC (Dissolved 1/29/2009)
Delaware Secretary of State	2007-2577046	7/9/2007
J. DGC Properties of Kentucky LLC (Dissolved 1/29/2009)
Delaware Secretary of State	2007-2577103	7/9/2007
K. Dolgen I, Inc.

Tennessee Secretary of State	309-015101	3/30/2009
L. Dolgen II, Inc.
Tennessee Secretary of State	309-015099	3/30/2009
M. Dolge n III, Inc.
Tennessee Secretary of State	309-015100	3/30/2009
N. Dolgencorp of New York, Inc.
Kentucky Secretary of State	2007-2256782-41.01	7/10/2007
O. Dolgencorp of Texas, Inc.
Kentucky Secretary of State	2007-2256783-52.01	7/10/2007
P. Dolgencorp, Inc. (Converted To Dolgencorp, LLC 10/9/2008)
Kentucky Secretary of State	2007-2256784-63.01	7/10/2007
Q. Dolgencorp, LLC (f/k/a Dolgencorp, Inc.)
Kentucky Secretary of State	2008-2348629-54.01	10/13/20008
R. Dollar General Corporation
Tennessee Secretary of State	207-065898	7/10/2007
S. Dollar General Investment, Inc. (Merged with and into Dollar General Corporation 1/30/2009)
Delaware Secretary of State	2007-2577129	7/9/2007
T. Dollar General Merchandising, Inc. (Merged with and into Dollar General Corporation 1/30/2009)
Tennessee Secretary of State	107-036919	7/11/2007
U. Dollar General Partners
Tennessee Secretary of State	207-065900	7/10/2007
V. Retail Risk Solutions LLC
Tennessee Secretary of State	308-008443	1/15/2008
W. South Boston FF&E, LLC
Delaware Secretary of State	2007-2574605	7/9/2007

X. South Boston Holdings, Inc.
Delaware Secretary of State	2007-2576980	7/9/2007
Y. Sun-Dollar, L.P.
California Secretary of State	07-7121138525	7/9/2007

Notices to Key Bank and Regions as depository banks

Notice to Fifth Third Processing, Inc. as credit card processor